UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 28, 2014
Date of Report (Date of earliest event reported)

4Cable TV International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53983	80-0955951
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

1248 Highway 501 Business
Conway, South Carolina 29526
(Address of Principal Executive Offices)

1-843-347-4933
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

On February 28, 2014, Susan Richey resigned as a director of 4Cable TV International, Inc. (the “Company”) in order to facilitate the appointment of Ross DeMello.  Ms. Richey continues to serve as the Company's corporate secretary.

Election of Directors

On March 1, 2014, the Board of Directors of the Company appointed Mr. Ross DeMello to the Board of Directors of the Company.   Mr. DeMello is an independent director and will head the Company’s Audit Committee, bringing over three decades of experience in financial accounting in public practice and industrial sectors.

Mr. DeMello, age 64, has been an independent consultant for the last 5 years.                                                                                                                                .

Mr. DeMello has over three decades of experience in financial accounting in public practice and industrial sectors. As a successful global business development leader, strategist, and financial executive, Mr. DeMello has led several companies globally. His accomplishments include growing owner operated businesses through mergers and acquisitions, assisting in business valuations, and planning exit strategies. He held directorship positions in junior mining and exploration companies, and was the Chief Executive Officer of an entertainment company listed on the VSE, MSE and the TSX exchanges. Mr. DeMello is a member of the Certified General Accountants Association.   He received his certification as a Certified General Accountant in 1986.

Mr. DeMello currently holds no other positions with the Company.  There is no arrangement or understanding pursuant to which Mr. DeMello was appointed as a Director of the Company.  Mr. DeMello has no family relationships with any other executive officers or directors of the Company or persons nominated or chosen by the Company to become directors or executive officers.  There is no material plan, contract or arrangement (whether or not written) to which Mr. DeMello is a party or in which he participates that is entered into or material amendment in connection with the Company’s appointment of Mr. DeMello, or any grant or award to Mr. DeMello or modification thereto, under any such plan, contract or arrangement in connection with the Company’s appointment of Mr. DeMello.  Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4CABLE TV INTERNATIONAL, INC. a Nevada corporation

Dated: March 3, 2014	By:	/s/ Steven K. Richey
Steven K. Richey Chief Executive Officer